ING Mutual Funds
ING Emerging Markets Fixed Income Fund (the “Fund”)
Supplement dated May 16, 2007 to supersede the Supplement filed May 15, 2007 to the Class A, Class B and Class C Prospectus
and the Class I and Class Q Prospectus
each dated February 28, 2007
          Effective May 1, 2007, Rob Drijkoningen was replaced by Daniel Eustaquio as a portfolio manager to the Fund.
1.	All references to Rob Drijkoningen as a portfolio manager to the Fund are hereby deleted.

2.	The paragraphs under the section entitled “Management of the Funds — Sub-Advisers” on page 59 of the Class A, Class B and Class C Prospectus; and page 48 of the Class I and Class Q Prospectus are amended to replace Rob Drijkoningen’s biography with the following:
Daniel Eustaquio joined IIMA in October 1998 and has 18 years of investment experience. He is a Senior Portfolio Manager responsible for managing emerging markets portfolios.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE